RESTRICTED STOCK UNIT AWARD AGREEMENT This Restricted Stock Unit Award Agreement (this “Agreement”) is dated as of [Grant Date:Month DD, YYYY], and is made by and between Eos Energy Enterprises, Inc., a Delaware corporation (f/k/a B. Riley Principal Merger Corp. II) (the “Company”), and the Participant whose name appears on the signature page to this Agreement (“Employee”).  Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the B. Riley Principal Merger Corp. II 2020 Incentive Plan, as amended from time to time. Witnesseth: Whereas, the Board has adopted the Plan to motivate Eligible Persons of the Company or its Affiliates by providing them with an ownership interest in the Company; Whereas, the Committee has approved the grant to Employee of the aggregate number of Restricted Stock Units set forth on the signature page to this Agreement; and Whereas, Employee and the Company desire to enter into an agreement to evidence and confirm the grant of such Restricted Stock Units on the terms and conditions set forth herein. Now, therefore, to evidence the Restricted Stock Units so granted, and to set forth the terms and conditions governing such Restricted Stock Units, the Company and Employee hereby agree as follows: 1. Grant.  The Company hereby evidences and confirms its grant to Employee, effective as of the date hereof (the “Grant Date”), of the aggregate number of Restricted Stock Units set forth on the signature page hereof. 2. Vesting. (a) Vesting.  Except as otherwise provided in this Agreement, subject to the continuous engagement or employment of Employee by the Company or any Affiliate through the applicable vesting date, the Restricted Stock Units shall vest in 3 equal annual installments on each of the first 3 anniversaries of the Grant Date. (May be some rounding so each installment may not be exactly the same number.) (b) Committee Acceleration.  The Committee may accelerate the vesting of all or any portion of the Restricted Stock Units, at any time and from time to time.  Notwithstanding the immediately preceding sentence, except as approved by the Committee, no Restricted Stock Units shall vest after the date on which Employee receives a notice of termination of engagement or employment from the Company or tenders a notice of termination to the Company, as applicable. 3. Termination.  In the event Employee’s services to the Company and its Affiliates are terminated for any reason, the Restricted Stock Units (or portion thereof) that are not vested as of Employee’s termination of services shall be immediately forfeited and cancelled on the date of such termination of services. 4. Transferability.  Except as expressly permitted under Section 14(b) of the Plan, the Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. 5. Settlement.  To the extent the Restricted Stock Units (or portion thereof) shall have become vested, and subject to such administrative regulations as the Committee may have adopted, the Restricted Stock Units shall be settled and issued in accordance with the terms and conditions of Section 9(d)(ii) of the Plan. 6. Forfeiture; Recovery of Compensation.  By accepting, or being deemed to have accepted, the Restricted Stock Units, Employee expressly agrees to be bound by the terms of any clawback or recoupment policy of the Company that applies to incentive compensation that includes the Restricted

Stock Units.  Nothing in the preceding sentence will be construed as limiting the general application of Section 7(a) of this Agreement. 7.                   General Provisions. (a)                Plan Provisions.  The Restricted Stock Units granted hereunder are being issued pursuant to and in accordance with the Plan (a copy of which has been made available to Employee) and, as such, are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement.  In the event of any conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control. (b)                No Rights as a Stockholder.  Employee shall have no voting or other rights as a stockholder of the Company with respect to any Restricted Stock Units (or portion thereof) until the Restricted Stock Units (or portion thereof) have been settled and issued in accordance with the terms and conditions of Section 9(d)(ii) of the Plan. (c)                Securities Law Matters; Compliance with Rule 144. (i)                 Employee acknowledges that, until the Common Stock to be acquired upon the settlement of the Restricted Stock Units has been registered under the Securities Act or such other state or foreign laws, as applicable, (A) the Common Stock to be acquired upon the settlement of the Restricted Stock Units has not been registered under the Securities Act or any state or foreign securities or “blue sky” laws; (B) the Common Stock to be acquired upon the settlement of the Restricted Stock Units must be held indefinitely and Employee must continue to bear the economic risk of the investment in the Common Stock unless the Common Stock is subsequently registered under the Securities Act and such state or foreign laws or an exemption from registration is available; (C) when and if the Common Stock to be acquired upon the settlement of the Restricted Stock Units may be disposed of without registration in reliance upon Rule 144 of the Securities Act (“Rule 144”), such disposition can generally be made only in limited amounts in accordance with the provisions of such rule; and (D) a notation shall be made in the appropriate records of the Company indicating that the Common Stock to be acquired upon the settlement of the Restricted Stock Units is subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Common Stock to be acquired upon the settlement of the Restricted Stock Units. (ii)               Compliance with Rule 144.  If the Common Stock to be acquired upon the settlement of the Restricted Stock Units (or portion thereof) are to be disposed of in accordance with Rule 144, Employee shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Securities and Exchange Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition. (d)                Binding Effect; Benefits; Assignability.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or Employee without the prior written consent of the other party. (e)                Amendment.  This Agreement may be amended, modified or supplemented only by a written instrument executed by Employee and the Company; provided, however, that, without Employee’s consent, the Committee may amend (such amendment to have the minimum economic effect necessary, as determined by the Committee in its sole discretion) this Agreement in such a manner as may be necessary or appropriate to avoid having the Restricted Stock Units become subject to the penalty provisions of Section 409A of the Code.

(f) Severability.  In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. (g) Counterparts; Section Headings.  This Agreement may be executed in any number of counterpart, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.  The parties hereto agree to accept a signed facsimile or portable document format copy of this Agreement as a fully binding original.  Except as otherwise indicated, references herein to any “Section” means a “Section” of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. -- Signature page follows --

In Witness Whereof, the Company and Employee have executed this Restricted Stock Unit Award Agreement as of the date first above written. Eos Energy Enterprises, Inc. By:        Joe Mastrangelo       Chief Executive Officer Employee (signature to be obtained at acceptance in the UBS system)  [Participant Name:First Name Last Name]  Address:  [Address:Linear]  Number of Restricted Stock Units:     [[Granted:Shares Granted]]